Exhibit 99.2

NALCO HOLDING COMPANY
AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT, is made effective as of October 8, 2008 (the “Date of Grant”), between Nalco Holding Company (the “Company”) and Eric G. Melin (“Melin”).

R E C I T A L S:

WHEREAS, the Company has adopted the Plan (as defined below), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the Options provided for herein to Melin pursuant to the Plan and the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1.           Definitions.  Whenever the following terms are used in this Agreement, they shall have the meanings set forth below.  Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

(a) Just Cause: “Just Cause” shall mean:  (i) your engaging in gross or willful misconduct (which includes insubordination) in the performance of your duties or intentional failure to comply with a specific, written directive of the CEO or the Board of Directors, as reasonably determined by the Board of Directors of the Company; (ii) the commission by you of a felony, perpetration of a fraud against the Company, or dishonesty which, in the reasonable judgment of the Board of Directors of the Company reflects adversely on the Company; (iii) your material breach of your employment agreement as reasonably determined by the Company; (iv) your material violation of the Company’s policies and procedures, including the Company’s Code of Ethical Business Conduct or Officers Ethics Code; or (v) the Executive’s failure to cooperate in any audit or investigation of the Company’s financial statements or reports and filings with the Securities and Exchange Commission, or the business practices of the Company or its direct or indirect subsidiaries.  A termination under (iii) or (iv) can occur only after you fail to cure any violation or breach within fifteen (15) business days, with such cure determined by the Board of Directors of the Company, excluding any days you are on paid vacation, of your receipt of written notice by the Board of Directors of the Company of the breach or violation.

(b) Disability: “Disability” shall mean long term disability as defined in the Company’s Long Term Disability Plan.

(c) Expiration Date: The tenth anniversary of the Date of Grant.

(d) Plan: The Nalco Holding Company Amended and Restated 2004 Stock Incentive Plan, as from time to time amended.

(e) Vested Portion: At any time, the portion of an Option which has become vested, as described in Section 3 of this Agreement.

2.           Grant of Options.  The Company hereby grants to Melin the right and option to purchase (the “Option”), on the terms and conditions hereinafter set forth, 126,968 shares of stock in Nalco Holding Company, subject to adjustment as set forth in the Plan.  The exercise price shall be $14.32 per Share (the “Option Price”).  The Options are intended to be nonqualified stock options, and are not intended to be treated as ISOs that comply with Section 422 of the Code.

3.           Vesting of the Options.

(a) Vesting of the Option.  Subject to Melin’s continued Employment with the Company and its Affiliates, the Option shall vest and become exercisable on October 8, 2011.  Melin shall have no shareholder rights in the Shares before exercises this option.  If Melin’s employment is by the Company for reasons other than reasons constituting Just Cause, the Option shall immediately vest.  If Melin’s employment is terminated for death or Disability, a pro-rata portion of the Options, reflecting the period of service, shall immediately vest.

(b) Termination of Employment.  If Melin’s Employment with the Company and its Affiliates is terminated by him for any reason for any reason other than those described in Section 3(a), including, without limitation, voluntary termination by Melin or termination by the Company or its affiliates for Just Cause, the Option, to the extent not then vested and exercisable, shall be immediately canceled by the Company without consideration.

4.           Exercise of Options.

(a) Method of Exercise.

(i)             Subject to Section 3 of this Agreement, the vested portion of the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; provided that the Option may be exercised with respect to whole Shares only.  Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the aggregate Option Price.  Payment of the aggregate Option Price may be made (A) in cash, or its equivalent, (B) to the extent permitted by the Committee, by transferring Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased to the Company and satisfying such other requirements as may be imposed by the Committee; provided that such Shares have been held by Melin for no less than six months (or such other period as established from time to time by the Committee or generally accepted accounting principles), (C) if there is a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate Option Price for the shares being purchased or (D) such other method as approved by the Committee.  No Participant shall have any rights to dividends or other rights of a stockholder with respect to the Shares subject to the Option until Melin has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

(ii)            Notwithstanding any other provision of the Plan or this Agreement to the contrary, absent an available exemption to registration or qualification, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole reasonable discretion determine to be necessary or advisable.

(iii)           Upon the Company’s determination that an Option has been validly exercised as to any of the Shares, the Company shall issue certificates in Melin’s name for such Shares.  However, the Company shall not be liable to Melin for damages relating to any delays in issuing the certificates to Melin, any loss by Melin of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

(iv)           In the event of Melin’s death, the vested portion of the Option shall remain vested and exercisable by Melin’s executor or administrator, or the person or persons to whom Melin’s rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 4(a) of this Agreement.  Any heir or legatee of Melin shall take rights herein granted subject to the terms and conditions hereof.

5.           No Right to Continued Employment.  Neither the Plan nor this Agreement shall be construed as giving Melin the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate.  Further, the Company or its Affiliate may at any time dismiss Melin or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

6.           Legend on Certificates.  The certificates representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem reasonably advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, any applicable federal or state laws and the Company’s Certificate of Incorporation and Bylaws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

7.           Transferability.  Unless otherwise determined by the Committee, the Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Melin otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.  During Melin’s lifetime, the Option is exercisable only by Melin.

8.           Withholding.  Melin may be required to pay to the Company or its Affiliate and the Company or its Affiliate shall have the right and is hereby authorized to withhold from any payment due or transfer made under the Option or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such action as may be necessary in the option of the Company to satisfy all obligations for the payment of such taxes.

9.           Securities Laws.  Upon the acquisition of any Shares pursuant to the exercise of the Option, Melin will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

10.         Notices.  Any notice under this Agreement shall be addressed to the Company in care of its Chief Financial Officer and a copy to the Chief Executive Officer, each copy addressed to the principal executive office of the Company and to Melin at the address appearing in the personnel records of the Company for Melin or to either party at such other address as either party hereto may hereafter designate in writing to the other.  Any such notice shall be deemed effective upon receipt thereof by the addressee.

11.         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws.

12.         Signature in Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

Nalco Holding Company

By __________________________
Its ______________________

_______________________________
Eric G. Melin